COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7 -    COMMITMENTS AND CONTINGENCIES

In March 2021, the Company entered into an exclusive license agreement with the University of Missouri with respect to certain patents held by the University of Missouri that the University of Missouri claimed included background intellectual property in C-Scan. In consideration for the grant of an exclusive license to those patents in the medical field, the Company agreed to pay royalties ranging from 30 U.S cents to 5 U.S dollars per C-Scan unit depending on the number of units sold up to $15,000 in the aggregate. The royalties pay is contingent upon future sales. As the company has not yet generated any revenue from operations, no provision was recorded as of June 30, 2021.